Settlement Statement

Prime Credit Card Master Trust					12-Dec-02
					03:14 PM
Settlement Statement
-	-	--

Distribution Date:					16-Dec-02

Monthly Period:		November, 2002
		03-Nov-02
		30-Nov-02

(i) Collections					$343,367,100
Finance Charge					39,685,821
Principal					303,681,279

(ii) Investor Percentage - Principal Collections					30-Nov-02

	Series 2000-1				23.6%
	A				19.8%
	B				1.9%
	C				1.9%

	Series 1992-3				22.5%
	A				18.6%
	B				3.9%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				23.6%
	A				19.8%
	B				1.9%
	C				1.9%

	Series 1992-3				22.5%
	A				18.6%
	B				3.9%

(iv) Distribution Amount per $1,000				16-Dec-02

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.915
	A				1.109
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$410,683.49

(v) Allocation to Principal per $1,000				16-Dec-02

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				16-Dec-02

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.915
	A				1.109
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$410,683.49

(vii) Investor Default Amount

	Series 2000-1				$2,747,042.90
	A				$2,307,469.89
	B				219,786.51
	C				219,786.51

	Series 1992-3				$2,581,298.39
	A				2,129,571.17
	B				451,727.22

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$688,487.68
	A				568,002.34
	B				120,485.34

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			30-Nov-02		$2,123,620,261.60
Principal Receivables in Trust					$2,018,649,712.07

(xii) Invested Amount			30-Nov-02

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$454,363,298.93
	A				374,849,721.62
	B				79,513,577.31

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					11.375%
Finance Charge Receivables Factor					4.943%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			86.19%	$1,663,986,568
	30 days			6.96%	$134,472,104
	60 days			2.24%	$43,241,047
	90 days			1.20%	$23,136,670
	120 days			0.96%	$18,612,117
	150 days			0.92%	$17,681,611
	180 days+			1.52%	$29,432,703
	Total			100.00%	$1,930,562,820

	Balance in Excess-Funding Account				$0

Last Updated on 12/16/02
By HO0DMW